Exhibit 99.5

Joint Filing Agreement

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D/A and all amendments thereto with respect to the units representing limited partner interests in Duncan Energy Partners L.P. beneficially owned by each of them, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

Dated: July 15, 2009	/s/ Dan L. Duncan Dan L. Duncan DD SECURITIES LLC By: /s/ Richard H. Bachmann Richard H. Bachmann Executive Vice President, Chief Legal Officer, Secretary and Manager
EPCO, INC.

By:  /s/ Richard H. Bachmann
       Richard H. Bachmann
       Group Vice Chairman, Chief Legal Officer,
       Secretary and Director

EPCO/FANTOME, LLC

By:  /s/ Richard H. Bachmann
       Richard H. Bachmann
       Executive Vice President, Chief Legal Officer,
       Secretary and Director

EPCO HOLDINGS, INC. By: /s/ Richard H. Bachmann Richard H. Bachmann Executive Vice President, Chief Legal Officer, Secretary and Director
DAN DUNCAN LLC By: /s/ Richard H. Bachmann Richard H. Bachmann Executive Vice President, Chief Legal Officer, Secretary and Manager
ENTERPRISE PRODUCTS OPERATING LLC

By: Enterprise Products OLPGP, Inc., its Sole Manager

By:  /s/ Richard H. Bachmann
       Richard H. Bachmann
       Executive Vice President, Chief Legal Officer,
       Secretary and Director

ENTERPRISE PRODUCTS OLPGP, INC.

By:  /s/ Richard H. Bachmann
 Richard H. Bachmann
 Executive Vice President, Chief Legal Officer,
 Secretary and Director

ENTERPRISE PRODUCTS PARTNERS L.P.

By:  Enterprise Products GP, LLC, its general partner

By:  /s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer,
Secretary and Manager

ENTERPRISE PRODUCTS GP, LLC

By:  /s/ Richard H. Bachmann
Richard H. Bachmann
Executive Vice President, Chief Legal Officer,
Secretary and Manager

EPE HOLDINGS, LLC

By:  Dan Duncan LLC, its Sole Member

By:   /s/ Richard H. Bachmann
       Richard H. Bachmann
       Executive Vice President, Chief Legal Officer,
       Secretary and Manager

ENTERPRISE GP HOLDINGS L.P.

By:  EPE HOLDINGS, LLC, its General Partner

By:  Dan Duncan LLC, its Sole Member

By:  /s/ Richard H. Bachmann
       Richard H. Bachmann
       Executive Vice President, Chief Legal Officer,
       Secretary and Manager

ENTERPRISE PRODUCTS GTM, LLC By: /s/ Daryl E. Smith Daryl E. Smith, Manager
ENTERPRISE GTMGP, LLC By: /s/ Michael A. Creel Michael A. Creel Executive Vice President, Chief Financial Officer and Manager
ENTERPRISE GTM HOLDINGS L.P. By: Enterprise GTMGP, LLC, its general partner By: /s/ Michael A. Creel Michael A. Creel Executive Vice President, Chief Executive Officer and Manager